Exhibit 21

SUBSIDIARIES OF THE COMPANY

The following is a list of subsidiaries of the Company as of December 31, 2011, omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

NAME	WHERE INCORPORATED
685 TA LLC	Delaware
A. H. Robins (Philippines) Company, Inc.	Philippines
A. H. Robins International Company	Nevada
A/O Pfizer	Russia
AC Acquisition Holding Company	Delaware
Agouron Pharmaceuticals, Inc.	California
AHP Holdings B.V.	Netherlands
AHP Holdings Pty. Limited	Australia
AHP Manufacturing B.V.	Netherlands
Allabinc de Mexico, S.A. de C.V.	Mexico
Alpha-Lux Investments S.àr.l.	Luxembourg
Alpharma (Belgium) BVBA	Belgium
Alpharma (Bermuda) Investments Ltd.	Bermuda
Alpharma (Bermuda) Ltd	Bermuda
Alpharma (Bermuda), LLC	Delaware
Alpharma (Luxembourg) S.A.R.L. y Compania Limitada	Chile
Alpharma (Luxembourg) S.àr.l.	Luxembourg
Alpharma Animal Health (Beijing) Trading Co. Ltd.	People’s Republic of China
Alpharma Animal Health (Hong Kong) Co. Limited	Hong Kong
Alpharma Animal Health (Shenzhou) Co., Ltd.	People’s Republic of China
Alpharma Animal Health (Yantai) Co., Ltd.	People’s Republic of China
Alpharma Animal Health Company	Texas
Alpharma Animal Health Italia S.r.l.	Italy
Alpharma Animal Health Pty Ltd.	Australia
Alpharma Bermuda G.P.	Bermuda
Alpharma Canada Corporation	Canada
Alpharma de Argentina S.R.L.	Argentina
Alpharma do Brasil Ltda	Brazil
Alpharma Euro Holdings, LLC	Delaware
Alpharma Holdings (Barbados) SRL	Barbados
Alpharma Holdings Inc.	Delaware
Alpharma International (Luxembourg) Sarl	Luxembourg
Alpharma Ireland Limited	Ireland
Alpharma Operating, LLC	Delaware
Alpharma Pharmaceuticals (Thailand) Limited	Thailand
Alpharma Pharmaceuticals LLC	Delaware
Alpharma Specialty Pharma Inc.	Delaware
Alpharma U.S. Inc.	Delaware
Alpharma USHP Inc.	Delaware
Alpharma, LLC	Delaware
American Food Industries, Inc.	Delaware

NAME	WHERE INCORPORATED
American Home Products Holdings (U.K.) Limited	United Kingdom
Andean Services S.A.	Colombia
Argatroban Royalty Sub LLC	Delaware
Ayerst-Wyeth Pharmaceuticals LLC	Delaware
Barre Parent Corporation	Delaware
Berdan Insurance Company	Vermont
BINESA 2002, S.L.	Spain
Biocor Animal Health Inc.	Delaware
Bioren, Inc.	Delaware
BioRexis Pharmaceutical Corporation	Delaware
Blue Whale Re Ltd.	Vermont
C.E. Commercial Holdings C.V.	Netherlands
C.E. Commercial Investments C.V.	Netherlands
C.E. Holdings Europe C.V.	Netherlands
C.P. Pharma Gyógyszerkereskedelmi Korlátolt Felelõsségû Társaság	Hungary
C.P. Pharmaceuticals International C.V.	Netherlands
Carlerba - Produtos Químicos e Farmacêuticos, Lda.	Portugal
Charlie Papa Operations, LLC	New Jersey
CICL Corporation	Delaware
COC I Corporation	Delaware
Coley Pharmaceutical GmbH	Germany
Coley Pharmaceutical Group, Inc.	Delaware
Compania Farmaceutica Upjohn, S.A.	Guatemala
Continental Farmaceutica, S.L.	Spain
Continental Pharma, Inc.	Belgium
CovX Research LLC	Delaware
Covx Technologies Ireland Limited	Ireland
Cyanamid de Argentina S.A.	Delaware
Cyanamid de Colombia, S.A.	Delaware
Cyanamid Inter-American Corporation	Delaware
Cyanamid of Great Britain Limited	United Kingdom
Davis Medica, S.L.	Spain
Design Group AS	Norway
Design Group Sverige AB	Sweden
Distribuidora Mercantil Centro Americana, S.A	Delaware
Durgon Holdings Limited	British Virgin Islands
Ejendomsselskabet Sydmarken 5 A/S	Denmark
Embrex Bio-Tech Trade (Shanghai) Co., Ltd.	People’s Republic of China
Embrex Europe Limited	United Kingdom
Embrex Poultry Health, LLC	North Carolina
Embrex, Inc.	North Carolina
Empresa Laboratories de Mexico S.A. de C.V.	Mexico
Encysive (UK) Limited	United Kingdom
Encysive Pharmaceuticals Inc.	Delaware
Encysive, L.P.	Delaware
EP-ET, LLC	Delaware

NAME	WHERE INCORPORATED
Esperion LUV Development, Inc.	Delaware
Eurovita A/S	Denmark
Eurovita Holding A/S	Denmark
Eurovita International A/S	Denmark
Eurovita Trading Limited	Ireland
Excaliard Pharmaceuticals, Inc.	Delaware
Farminova Produtos Farmaceuticos de Inovacao, Lda.	Portugal
Farmitalia Carlo Erba Limited	United Kingdom
Farmogene Productos Farmaceuticos Lda	Portugal
FeNSG AS	Norway
Ferrosan A/S	Denmark
Ferrosan AB	Sweden
Ferrosan Do Brasil Ltda.	Brazil
Ferrosan Finance S.A.	Panama
Ferrosan Holding A/S	Denmark
Ferrosan Inc.	Texas
Ferrosan International A/S	Denmark
Ferrosan Limited	United Kingdom
Ferrosan Norge AS	Norway
Ferrosan Poland Sp. z o.o	Poland
Ferrosan S.R.L.	Romania
FoldRx Pharmaceuticals, Inc.	Delaware
Fort Dodge (Hong Kong) Limited	Hong Kong
Fort Dodge Animal Health Limited	United Kingdom
Fort Dodge Animal Health Philippines, Inc.	Philippines
Fort Dodge Animal Health, S. de R.L. de C.V.	Mexico
Fort Dodge Asia Exports, Inc.	Delaware
Fort Dodge Australia Pty. Limited	Australia
Fort Dodge de Venezuela, C.A.	Venezuela
Fort Dodge Laboratories Inc.	Iowa
Fort Dodge Manufatura Ltda.	Brazil
Fort Dodge Sanidad Animal S.A.	Argentina
Fort Dodge Saude Animal Ltda.	Brazil
G. D. Searle & Co. Limited	United Kingdom
G. D. Searle International Capital LLC	Delaware
G. D. Searle LLC	Delaware
Genetics Institute, LLC	Delaware
GenTrac, Inc.	Wisconsin
GI Europe, Inc.	Delaware
GI Japan, Inc.	Delaware
Gödecke GmbH	Germany
Grangematic Limited	Ireland
Greenstone LLC	Delaware
Hälseprodukter Forserum AB	Sweden
Haptogen Limited	United Kingdom
Icagen, Inc.	Delaware

NAME	WHERE INCORPORATED
ImmunoPharmaceutics, Inc.	California
Industrial Santa Agape, S.A.	Guatemala
Instituto Pasteur de Lisboa Virginio Leitao Vieira dos Santos & Filhos S.A.	Portugal
Interfarma - Produtos Quimicos e Farmaceuticos, Lda.	Portugal
International Affiliated Corporation LLC	Delaware
Invicta Farma, S.A.	Spain
JMI-Daniels Pharmaceuticals, Inc.	Florida
John Wyeth & Brother Limited	United Kingdom
Kenfarma, S.A.	Spain
Kiinteistö oy Espoon Pellavaniementie 14	Finland
King Pharmaceuticals Canada, Inc.	Canada
King Pharmaceuticals Holdings, Inc.	Delaware
King Pharmaceuticals Research and Development, Inc.	Delaware
King Pharmaceuticals, Inc.	Tennessee
Kommanditbolaget Hus Gron	Sweden
Korea Pharma Holding Company Limited	Hong Kong
Laboratoires Pfizer SA	Morocco
Laboratorios Parke Davis, S.L.	Spain
Laboratorios Pfizer Ltda.	Brazil
Laboratórios Pfizer, Lda.	Portugal
Laboratorios Wyeth Inc.	Delaware
Laboratorios Wyeth S.A.	Peru
Laboratorios Wyeth S.A.	Venezuela
Lederle S.L.	Spain
LLC Ferrosan Consumer Health	Russia
Lothian Developments V SPRL	Belgium
MDP Holdings, Inc.	Delaware
MED Urological, Inc.	Minnesota
Meridian Medical Technologies Limited	Ireland
Meridian Medical Technologies, Inc.	Delaware
Meridica Limited	United Kingdom
Mikjan Corporation	Arkansas
Monarch Pharmaceuticals Ireland Limited	Ireland
Monarch Pharmaceuticals, Inc.	Tennessee
MPP Trustee Limited	United Kingdom
MTG Divestitures LLC	Delaware
Nefox Farma, S.A.	Spain
Neusentis Limited	United Kingdom
Nordic Sales Group AS	Norway
Nostrum Farma, S.A.	Spain
Nutrifarma Ferrosan Sağlik Ürün ve Hizmetieri A.Ş.	Turkey
O.C.T. (Thailand) Ltd.	Thailand
Orfi Farma S.L.	Spain
Oy Ferrosan AB	Finland
PAH Colombia S.A.S.	Colombia
PAH Holdco SARL	Luxembourg

NAME	WHERE INCORPORATED
PAH Holdings LLC	Delaware
PAH Luxembourg 1 SARL	Luxembourg
PAH Luxembourg 2 SARL	Luxembourg
PAH Luxembourg 3 SARL	Luxembourg
PAH Luxembourg 4 SARL	Luxembourg
PAH Luxembourg 5 SARL	Luxembourg
PAH Mexico Holdco SARL	Luxembourg
PAH Panama B.V.	Netherlands
PAH West Europe 2 SARL	Luxembourg
PAH West Europe SARL	Luxembourg
Parke Davis Limited	Hong Kong
Parke Davis Productos Farmaceuticos Lda	Portugal
Parke, Davis & Company LLC	Michigan
Parkedale Pharmaceuticals, Inc.	Michigan
Parke-Davis Manufacturing Corp.	Delaware
P-D Co., Inc.	Delaware
Peak Enterprises LLC	Delaware
PF Americas Holding C.V.	Netherlands
PF Asia Manufacturing Coöperatief U.A.	Netherlands
PF PR Holdings C.V.	Netherlands
PF PRISM C.V.	Netherlands
PF PRISM Holdings S.a.r.l.	Luxembourg
PF Prism S.á.r.l.	Luxembourg
PF Prism US LLC	Delaware
Pfizer (China) Research and Development Co. Ltd.	People’s Republic of China
Pfizer (Far East) Limited	Hong Kong
Pfizer (H.K.) Holding Limited	Hong Kong
Pfizer (Malaysia) Sdn Bhd	Malaysia
Pfizer (Perth) Pty Limited	Australia
Pfizer (S.A.S.)	France
Pfizer (Thailand) Limited	Thailand
Pfizer (Wuhan) Research and Development Co. Ltd.	People’s Republic of China
Pfizer AB	Sweden
Pfizer Africa & Middle East for Pharmaceuticals, Veterinary Products & Chemicals S.A.E.	Egypt
Pfizer Afrique de L’Ouest	Senegal
Pfizer AG	Switzerland
Pfizer Animal Health B.V.	Netherlands
Pfizer Animal Health India Limited	India
Pfizer Animal Health Japan G.K.	Japan
Pfizer Animal Health Korea Ltd.	Republic of Korea
Pfizer Animal Health MA EEIG	United Kingdom
Pfizer Animal Health S.A.	Belgium
Pfizer ApS	Denmark
Pfizer AS	Norway
Pfizer Asia Manufacturing Pte. Ltd.	Singapore

NAME	WHERE INCORPORATED
Pfizer Asia Pacific Pte Ltd.	Singapore
Pfizer AsiaPac Holdings SARL	Luxembourg
Pfizer Asset Management Luxembourg SARL	Luxembourg
Pfizer Atlantic Holdings S.a.r.l.	Luxembourg
Pfizer Australia Holdings Pty Limited	Australia
Pfizer Australia Investments B.V.	Netherlands
Pfizer Australia Investments Pty. Ltd.	Australia
Pfizer Australia Pty Limited	Australia
Pfizer B.V.	Netherlands
Pfizer BH D.o.o.	Bosnia and Herzegovina
Pfizer Biologics Ireland Holdings Limited	Ireland
Pfizer Biotech Corporation	Taiwan
Pfizer Biotechnology Ireland	Ireland
Pfizer Bolivia S.A.	Bolivia
Pfizer Canada Inc.	Canada
Pfizer CentreSource Asia Pacific Pte. Ltd.	Singapore
Pfizer Chile S.A.	Chile
Pfizer Cia. Ltda.	Ecuador
Pfizer Commercial Holdings Coöperatief U.A.	Netherlands
Pfizer Consumer Healthcare GmbH	Germany
Pfizer Consumer Healthcare Ltd.	United Kingdom
Pfizer Continental Holdings SARL	Luxembourg
Pfizer Continental Services LLC	Delaware
Pfizer Convention III LLC	Delaware
Pfizer Convention IV LLC	Delaware
Pfizer Cork Limited	Ireland
Pfizer Corporation	Panama
Pfizer Corporation Austria Gesellschaft m.b.H.	Austria
Pfizer Corporation Hong Kong Limited	Hong Kong
Pfizer Croatia d.o.o.	Croatia
Pfizer Deutschland GmbH	Germany
Pfizer Development LP	United Kingdom
Pfizer Development Services (UK) Limited	United Kingdom
Pfizer Distribution Company	Ireland
Pfizer Domestic Ventures Limited	Isle of Jersey
Pfizer Dominicana, S.A.	Dominican Republic
Pfizer Eastern Investments B.V.	Netherlands
Pfizer Egypt S.A.E.	Egypt
Pfizer Enterprises Inc.	Delaware
Pfizer Enterprises SARL	Luxembourg
Pfizer ESP Pty Ltd	Australia
Pfizer Europe Holdings SARL	Luxembourg
Pfizer Europe MA EEIG	United Kingdom
Pfizer Europe Services LLC	Delaware
Pfizer European Service Center BVBA	Belgium
Pfizer Export AB	Sweden

NAME	WHERE INCORPORATED
Pfizer Export Company	Ireland
Pfizer Finance GmbH & Co. KG	Germany
Pfizer Finance Holding S.r.l.	Italy
Pfizer Finance Italy S.r.l.	Italy
Pfizer Finance Share Service (Dalian) Co., Ltd.	People’s Republic of China
Pfizer Finance Verwaltungs GmbH	Germany
Pfizer Financial Services N.V./S.A.	Belgium
Pfizer France Investment Holdings	France
Pfizer Global Holdings B.V.	Netherlands
Pfizer Global Investments SARL	Luxembourg
Pfizer Global Supply	Ireland
Pfizer Global Supply Japan Inc.	Japan
Pfizer Global Trading	Ireland
Pfizer GmbH	Germany
Pfizer Gulf FZ-LLC	United Arab Emirates
Pfizer H.C.P. Corporation	New York
Pfizer Health AB	Sweden
Pfizer Health Solutions Inc.	Delaware
Pfizer Healthcare Consultant (Shanghai) Co., Ltd	People’s Republic of China
Pfizer Healthcare Ireland	Ireland
Pfizer Hellas, A.E.	Greece
Pfizer HK Service Company Limited	Hong Kong
Pfizer Holding France (S.C.A.)	France
Pfizer Holding Italy S.p.A.	Italy
Pfizer Holding Ventures	Ireland
Pfizer Holdings Europe	Ireland
Pfizer Holdings International Luxembourg (PHIL) Sarl	Luxembourg
Pfizer Holdings K.K.	Japan
Pfizer Holdings Luxembourg SARL	Luxembourg
Pfizer Holdings Netherlands B.V.	Netherlands
Pfizer Holdings North America SARL	Luxembourg
Pfizer Holdings Turkey Limited	Isle of Jersey
Pfizer Hungary Asset Management LLC	Hungary
Pfizer Ilaclari Limited Sirketi	Turkey
Pfizer International Business Europe	Ireland
Pfizer International Corporation	Panama
Pfizer International Holdings	Ireland
Pfizer International Investments Ltd.	Bermuda
Pfizer International LLC	New York
Pfizer International Luxembourg SA	Luxembourg
Pfizer International Operations (S.A.S.)	France
Pfizer International Sweden	Sweden
Pfizer International Trading (Shanghai) Limited	People’s Republic of China
Pfizer Investment Capital	Ireland
Pfizer Investment Co. Ltd.	People’s Republic of China
Pfizer Investment Holdings S.a.r.l.	Luxembourg

NAME	WHERE INCORPORATED
Pfizer Investments Netherlands B.V.	Netherlands
Pfizer Ireland Investments Limited	Ireland
Pfizer Ireland Pharmaceuticals	Ireland
Pfizer Ireland Ventures	Ireland
Pfizer Italia S.r.l.	Italy
Pfizer Japan Inc.	Japan
Pfizer Jersey Capital Limited	Isle of Jersey
Pfizer Jersey Company Limited	Isle of Jersey
Pfizer Jersey Finance Limited	Isle of Jersey
Pfizer Laboratories (Pty) Limited	South Africa
Pfizer Laboratories Limited	Kenya
Pfizer Limitada	Angola
Pfizer Limited	India
Pfizer Limited	Taiwan
Pfizer Limited	Tanzania
Pfizer Limited	United Kingdom
Pfizer LLC	Russia
Pfizer Luxco Holdings Sarl	Luxembourg
Pfizer Luxembourg SARL	Luxembourg
Pfizer Manufacturing Belgium N.V.	Belgium
Pfizer Manufacturing Deutschland GmbH	Germany
Pfizer Manufacturing Holdings Coöperatief U.A.	Netherlands
Pfizer Manufacturing Holdings LLC	Delaware
Pfizer Manufacturing Ireland	Ireland
Pfizer Manufacturing LLC	Delaware
Pfizer Manufacturing Services	Ireland
Pfizer Medical Technology Group (Belgium) N.V.	Belgium
Pfizer Medicamentos Genericos e Participacoes Ltda.	Brazil
Pfizer Mexico Luxco SARL	Luxembourg
Pfizer Mexico, S.A. de C.V.	Mexico
Pfizer Middle East for Pharmaceuticals, Animal Health and Chemicals S.A.E.	Egypt
Pfizer New Zealand Investments Limited	New Zealand
Pfizer New Zealand Limited	New Zealand
Pfizer North American Holdings Inc.	Delaware
Pfizer Nutritionals Ireland Limited	Ireland
Pfizer Olot, S.L.	Spain
Pfizer OTC B.V.	Netherlands
Pfizer Overseas LLC	Delaware
Pfizer Overseas Services Inc.	Delaware
Pfizer Oy	Finland
Pfizer Pacific Coöperatief U.A.	Netherlands
Pfizer Pacific Holdings B.V.	Netherlands
Pfizer Pacific Investments B.V.	Netherlands
Pfizer Pakistan Limited	Pakistan
Pfizer Parke Davis	Philippines

NAME	WHERE INCORPORATED
Pfizer Parke Davis (Thailand) Ltd.	Thailand
Pfizer Parke Davis Pte. Ltd.	Singapore
Pfizer PGM (S.A.S.)	France
Pfizer PGRD (S.A.S.)	France
Pfizer Pharm Algerie	Algeria
Pfizer Pharma GmbH	Germany
Pfizer Pharma Trade LLC	Egypt
Pfizer Pharmaceutical (Wuxi) Co., Ltd.	People’s Republic of China
Pfizer Pharmaceutical India Pvt. Ltd.	India
Pfizer Pharmaceutical Trading Limited Liability Company (a/k/a Pfizer Kft. or Pfizer LLC)	Hungary
Pfizer Pharmaceuticals B.V.	Netherlands
Pfizer Pharmaceuticals Global Coöperatief U.A.	Netherlands
Pfizer Pharmaceuticals Israel Ltd.	Israel
Pfizer Pharmaceuticals Korea Limited	Republic of Korea
Pfizer Pharmaceuticals Limited	Cayman Islands
Pfizer Pharmaceuticals LLC	Delaware
Pfizer Pharmaceuticals Ltd.	People’s Republic of China
Pfizer Pharmaceuticals Tunisie Sarl	Tunisia
Pfizer PHF	Ireland
Pfizer Philippines Holdings B.V.	Netherlands
Pfizer Pigments Inc.	Delaware
Pfizer Polska Sp. z.o.o.	Poland
Pfizer Precision Holdings SARL	Luxembourg
Pfizer Private Limited	Malaysia
Pfizer Private Ltd.	Singapore
Pfizer Production LLC	Delaware
Pfizer Products Inc.	Connecticut
Pfizer Products India Private Limited	India
Pfizer Romania SRL	Romania
Pfizer S.A.	Peru
Pfizer S.A. (Belgium)	Belgium
Pfizer S.A.S.	Colombia
Pfizer S.G.P.S. Lda.	Portugal
Pfizer S.R.L.	Argentina
Pfizer Saidal Manufacturing	Algeria
Pfizer Santé Familiale SAS	France
Pfizer Saudi Limited	Saudi Arabia
Pfizer Science and Technology Ireland Limited	Ireland
Pfizer Searle Investment Limited	Isle of Jersey
Pfizer Service Company BVBA	Belgium
Pfizer Service Company Ireland	Ireland
Pfizer Services 1 (S.N.C.)	France
Pfizer Services 3 (S.N.C.)	France
Pfizer Services 4 (S.N.C.)	France
Pfizer Services LLC	Delaware

NAME	WHERE INCORPORATED
Pfizer Shared Services	Ireland
Pfizer Shareholdings Intermediate SARL	Luxembourg
Pfizer Singapore Trading Pte. Ltd.	Singapore
Pfizer Spain Holdings Coöperatief U.A.	Netherlands
Pfizer Specialities Ghana	Ghana
Pfizer Specialties Limited	Nigeria
Pfizer Specialty UK Limited	United Kingdom
Pfizer Sterling Investments Limited	Isle of Jersey
Pfizer Strategic Investment Company Limited	Isle of Jersey
Pfizer Suzhou Animal Health Products Co., Ltd.	People’s Republic of China
Pfizer Suzhou Pharmaceutical Co., Ltd.	People’s Republic of China
Pfizer Trading Polska sp.z.o.o.	Poland
Pfizer Transactions Ireland	Ireland
Pfizer Transactions LLC	Delaware
Pfizer Transactions Luxembourg SARL	Luxembourg
Pfizer Tunisie SA	Tunisia
Pfizer UK Group Limited	United Kingdom
Pfizer Ukraine	Ukraine
Pfizer Vaccines LLC	Delaware
Pfizer Venezuela, S.A.	Venezuela
Pfizer Warner Lambert Luxembourg SARL	Luxembourg
Pfizer Zona Franca, S.A.	Costa Rica
Pfizer, Inc.	Philippines
Pfizer, S.A.	Costa Rica
Pfizer, S.A. de C.V.	Mexico
Pfizer, S.L.	Spain
Pfizer, spol. s r.o.	Czech Republic
Pharmacia & Upjohn Company LLC	Delaware
Pharmacia & Upjohn Company, Inc.	Delaware
Pharmacia & Upjohn LLC	Delaware
Pharmacia & Upjohn Trading Corporation	Michigan
Pharmacia & Upjohn, S.A. de C.V.	Mexico
Pharmacia (South Africa) (Pty) Ltd	South Africa
Pharmacia Brasil Ltda.	Brazil
Pharmacia Corporation	Delaware
Pharmacia de Centroamerica S.A.	Panama
Pharmacia GmbH	Germany
Pharmacia Grupo Pfizer, S.L.	Spain
Pharmacia Hepar Inc.	Delaware
Pharmacia Holding AB	Sweden
Pharmacia Inter-American LLC	Michigan
Pharmacia International B.V.	Netherlands
Pharmacia International Inc.	South Dakota
Pharmacia Ireland	Ireland
Pharmacia Korea Ltd.	Republic of Korea
Pharmacia Laboratories Limited	United Kingdom

NAME	WHERE INCORPORATED
Pharmacia Limited	United Kingdom
Pharmacia Limited Company	Michigan
Pharmacia Malaysia Sdn Bhd	Malaysia
Pharmacia Searle Limited	United Kingdom
PHIVCO Corp.	Delaware
PHIVCO Holdco S.à r.l.	Luxembourg
PHIVCO Luxembourg SARL	Luxembourg
PN Mexico LLC	Delaware
PN North America, S. de R.L. de C.V.	Mexico
PowderJect Research Limited	United Kingdom
PowderJect Vaccines, Inc.	Delaware
PowderMed Limited	United Kingdom
PowderMed, Inc.	Delaware
Preve Oy	Finland
Prosec (Ireland) Limited	Ireland
Prosec Forsakrings AB (Prosec Insurance Co. Ltd.)	Sweden
PT. Fort Dodge Indonesia	Indonesia
PT. Pfizer Indonesia	Indonesia
PT. Wyeth Indonesia	Indonesia
Purepac Pharmaceutical Holdings, Inc.	Delaware
PZR Ltd.	United Kingdom
PZR Property Limited	United Kingdom
Quigley Company, Inc.	New York
Renrall LLC	Wyoming
Rinat Neuroscience Corp.	Delaware
Rivepar (S.A.S.)	France
RMV Produtos Veterinarios Ltda.	Brazil
Roerig Produtos Farmaceuticos, Lda.	Portugal
Roerig S.A.	Chile
Roerig, S.A.	Venezuela
Route 24 Holdings, Inc.	Delaware
Sao Cristovao Participacoes Ltda.	Brazil
Searle Laboratorios, Lda.	Portugal
Searle Ltd.	Bermuda
Servicios P&U, S.de R.L. de C.V.	Mexico
Shiley International	California
Shiley LLC	California
Sinergis Farma-Produtos Farmaceuticos, Lda.	Portugal
Site Realty, Inc.	Delaware
Solinor LLC	Delaware
STI International Limited	United Kingdom
Sugen, Inc.	Delaware
Synbiotics Corporation	California
Synbiotics Europe S.A.S.	France
Tabor Corporation	Delaware
The Pfizer Incubator LLC	Delaware

NAME	WHERE INCORPORATED
Thiakis Limited	United Kingdom
Trans-Europe Assurance Limited	Ireland
Trans-Europe Holdings Inc.	Delaware
Upjohn International Holding Company	Delaware
Upjohn Laboratorios Lda.	Portugal
Upjohn Pharmaceuticals Limited	Delaware
US Oral Pharmaceuticals Pty Ltd	Australia
Vermont Whey Company	Vermont
Vesterålens Naturprodukter A/S	Denmark
Vesterålens Naturprodukter AB	Sweden
Vesterålens Naturprodukter AS	Norway
Vesterålens Naturprodukter OY	Finland
Vicuron Holdings LLC	Delaware
Vicuron Pharmaceuticals Italy S.r.l.	Italy
Vinci Farma, S.A.	Spain
Warner Lambert (UK) Limited	United Kingdom
Warner Lambert Company (M) Sdn Bhd	Malaysia
Warner Lambert del Uruguay S.A.	Uruguay
Warner Lambert Ilac Sanayi ve Ticaret Limited Sirketi	Turkey
Warner Lambert Poland Sp.z.o.o.	Poland
Warner-Lambert (Thailand) Limited	Thailand
Warner-Lambert Company AG	Switzerland
Warner-Lambert Company LLC	Delaware
Warner-Lambert de El Salvador, S.A. de C.V.	El Salvador
Warner-Lambert de Honduras, Sociedad Anonima	Honduras
Warner-Lambert de Puerto Rico, Inc.	Puerto Rico
Warner-Lambert Guatemala, Sociedad Anonima	Guatemala
Warner-Lambert Ireland	Ireland
Warner-Lambert Pottery Road Limited	Ireland
Warner-Lambert, S.A.	Delaware
WCH Netherlands East LLC	Delaware
WCH Netherlands West LLC	Delaware
Whitehall International Inc.	New York
Whitehall Laboratories Inc.	Delaware
Whitehall Laboratorios S.A.	Uruguay
WL de Guatemala, Sociedad Anonima	Guatemala
W-L LLC	Delaware
Wyeth (Asia) Limited	Delaware
Wyeth (Far East) Limited	Hong Kong
Wyeth (H.K.) Limited	Hong Kong
Wyeth (Hong Kong) Holding Company Limited	Hong Kong
Wyeth (Malaysia) SDN. BHD.	Malaysia
Wyeth (Shanghai) Trading Company Limited	People’s Republic of China
Wyeth (Singapore) Pte. Ltd.	Singapore
Wyeth (Thailand) Ltd.	Thailand
Wyeth AB	Sweden

NAME	WHERE INCORPORATED
Wyeth Advertising Inc.	New York
Wyeth Australia Pty. Limited	Australia
Wyeth Ayerst Inc.	Delaware
Wyeth Ayerst SARL	Luxembourg
Wyeth Consumer Healthcare Ltd.	Delaware
Wyeth Consumer Healthcare Pty. Limited	Australia
Wyeth Egypt Ltd.	Egypt
Wyeth Egypt Trading Ltd.	Egypt
Wyeth Europa Limited	United Kingdom
Wyeth Farma, S.A.	Spain
Wyeth Holdings Corporation	Maine
Wyeth Ilaclari A.S.	Delaware
Wyeth Industria Farmaceutica Ltda.	Brazil
Wyeth KFT.	Hungary
Wyeth Korea, Inc.	Republic of Korea
Wyeth Lederle S.p.A.	Italy
Wyeth Lederle Vaccines S.A.	Belgium
Wyeth Limited	India
Wyeth LLC	Delaware
Wyeth Nutritional (China) Co., Ltd.	People’s Republic of China
Wyeth Nutritionals (Singapore) PTE. LTD.	Singapore
Wyeth Nutritionals Inc.	Delaware
Wyeth OOO	Russia
Wyeth Pakistan Limited	Pakistan
Wyeth Pharmaceutical Co., Ltd.	People’s Republic of China
Wyeth Pharmaceuticals Central America Services, S.A.	Panama
Wyeth Pharmaceuticals Company	Puerto Rico
Wyeth Pharmaceuticals FZ-LLC	United Arab Emirates
Wyeth Pharmaceuticals Inc.	Delaware
Wyeth Pharmaceuticals India Private Limited	India
Wyeth Pharmaceuticals Limited	Ireland
Wyeth Pharmaceuticals S. de R.L. de C.V.	Mexico
Wyeth Philippines, Inc.	Philippines
Wyeth Puerto Rico, Inc.	Puerto Rico
Wyeth Regional Manufacturing (Singapore) PTE. LTD.	Singapore
Wyeth Research Ireland Limited	Ireland
Wyeth S.A.	Argentina
Wyeth S.A. de C.V.	Mexico
Wyeth Subsidiary Illinois Corporation	Illinois
Wyeth Whitehall Export GmbH	Austria
Wyeth Whitehall SARL	Luxembourg
Wyeth-Ayerst (Asia) Limited	Delaware
Wyeth-Ayerst International Inc.	New York
Wyeth-Ayerst Promotions Limited	Delaware
Yusafarm D.O.O.	Serbia